EXHIBIT 10.4

                              COMMUNITY BANKS, INC.
                            LONG-TERM INCENTIVE PLAN
                             STOCK OPTION AGREEMENT


TO:      ______________________________
         Name

         ------------------------------
         Social Security Number

DATE:
     ----------------------------------


     You are hereby granted an option, effective as of the date hereof, to purchase _______________ shares of Common Stock of Community Banks, Inc. ("CBI"), hereby designated as Incentive Stock Options (sometimes referred to as "ISO's") at a price of $______. per share, and ___________shares of CBI Common Stock, hereby designated as Non-qualified Stock Options (sometimes referred to as "NQSO's") at a price of $_______ . per share, pursuant to the Community Banks, Inc. Long-Term Incentive Plan (the "Plan") adopted by the shareholders of CBI on May 26, 1998 and effective May 31, 1998.

VESTING OF ISO's
----------------

     OPTIONEE AGE 54 OR YOUNGER ON DATE OF THIS AGREEMENT

     Your ISO(s) may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your ISO(s) may be exercised for up to 20% of the total number of shares then subject to the ISO(s). On and after two years and prior to three years from the date of grant, your ISO(s) may be exercised for up to 40% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of grant, your ISO(s) may be exercised for up to 60% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On and after four years and prior to five years from the date of grant, your ISO(s) may be exercised for up to 80% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances).On and after five years from the date of grant your ISO(s) may be exercised for up to 100% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. The ISO(s) shall terminate and shall not be exercisable after expiration of ten years from the date of grant.

     OPTIONEE AGE 55 OR OLDER ON DATE OF THIS AGREEMENT

     Your ISO(s) may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your ISO(s) may be exercised for up to 33.33% of the total number of shares then subject to the ISO(s). On and after two years and prior to three years from the date of grant, your ISO(s) may be exercised for up to 66.67% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of grant, your ISO(s) may be exercised for up to 100% of the total number of shares then subject to the ISO(s) minus the number of shares previously purchased by exercise of the ISO(s) (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. The ISO(s) shall terminate and shall not be exercisable after expiration of ten years from the date of grant.

VESTING OF NQSO's
-----------------

     Your NQSO(s) may first be exercised on and after one year from the date of grant, but not before that time. On and after one year from the date of grant, your NQSO(s) may be exercised for up to 100% of the total number of shares then subject to the NQSO(s).

CHANGE OF CONTROL
-----------------

     In the event of a "change of control" (as hereafter defined) of CBI, your option may, from and after the date of the change in control, be exercised for up to 100% of the total number of shares then subject to the option (computed without regard to the exercise restrictions set forth in the preceding paragraph) minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

          (1) a change within a twelve month period in a majority of the members of the Board of Directors of CBI;




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




          (2) a change within a twelve month period in the holders of more than 50% of the outstanding voting stock of CBI; or

          (3) any other event deemed to constitute a "change of control" by the Compensation Committee.

LIMITATION UPON GRANT OF ISOs
-----------------------------

     ISOs will not be granted if the effect of the grant would be to allow you to exercise for the first time, in any calendar year, ISOs to purchase stock having a fair market value of more than $100,000 (determined at the date of grant).

METHOD OF EXERCISE
------------------

     You may exercise your option by giving written notice to the Secretary of CBI on forms supplied by CBI at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash, which may be evidenced by a check (provided, that any optionee whose employment has terminated and the estate of any deceased optionee must make payment by certified or cashier's check); (ii) certificates representing shares of CBI Common Stock which will be valued by the Secretary of CBI at the fair market value on the date of exercise, accompanied by an assignment of the stock to CBI; or (iii) any combination thereof. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of CBI, including guarantees of signature(s) where he/she deems such guarantees necessary or desirable.

TERMINATION
-----------

     Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by CBI or a CBI subsidiary is terminated other than by reason of disability (as defined in Section 105 (d)
(4) of the Internal Revenue Code of 1954, as amended (the "Code")), retirement or death (but in no event later than ten years from the date this option is granted). After the date your employment is terminated, you may exercise this option only for the number of shares which you had a right to purchase (including, but not limited to, any shares which you are entitled to purchase pursuant to the third full paragraph hereof) and did not purchase on the date your employment terminated. If you are employed by a CBI subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be CBI subsidiary corporation, unless you are on that date transferred to CBI or another CBI subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from CBI to a CBI affiliate or subsidiary, or vice versa, or from one of CBI subsidiary corporations to another CBI subsidiary corporation.





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




     If you die while employed by CBI or a CBI subsidiary corporation, your executor or administrator may, at any time within one year after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option for up to 100% of the total number of shares then subject to the option (computed without regard to the exercise restrictions set forth in the second paragraph hereof) minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Compensation Committee deems in its sole discretion to be similar circumstances).

     If your employment by CBI or a CBI subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 105 (d) (4) of the Code), you or your legal guardian or custodian may at anytime within one year after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option for up to 100% of the total number of shares then subject to the option (computed without regard to the exercise restrictions set forth in the second paragraph hereof) minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Compensation Committee deems in its sole discretion to be similar circumstances). Your executor, administrator, guardian, or custodian must present proof of his/her authority satisfactory to CBI prior to being allowed to exercise this option.

     If your employment by CBI or a CBI subsidiary corporation is terminated by reason of retirement, you may at anytime within three years after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option for up to 100% of the total number of shares then subject to the option (computed without regard to the exercise restrictions set forth in the second paragraph hereof) minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Compensation Committee deems in its sole discretion to be similar circumstances). For purposes of this Agreement only, you shall be considered to have retired if your employment is terminated when you have attained at least the age of sixty (60) years and have completed ten (10) years of service to CBI and/or any of its subsidiaries.

     Except with respect to your death or disability as described above, any options exercised later than three (3) months after the date your employment by CBI or a CBI subsidiary is terminated cannot receive ISO treatment and will be deemed NQSOs.

ADJUSTMENT
----------

     In the event of any change in the outstanding shares of CBI Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.



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

TRANSFERABILITY / RIGHTS PRIOR TO EXERCISE
------------------------------------------

     This option is not transferable, except in the event of disability or death as provided above. During your lifetime, this option is exercisable only by you. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of CBI. CBI reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which CBI deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local, or securities exchange rule, regulation, or law.

OTHER RESTRICTIONS
------------------

     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

          (1) Until the Plan pursuant to which this option is granted is approved by the stockholders of CBI;

          (2) Until this option and the optioned shares are approved and/or registered with such federal, state, and local regulatory bodies or agencies and securities exchanges as CBI may deem necessary or desirable;

          (3) During any period of time in which CBI deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local, or securities exchange rule, regulation or law, or may cause CBI to be legally obligated to issue or sell more shares than CBI is legally entitled to issue or sell.

     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933 and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

          A. The optionee hereby agrees, warrants, and represents that he/she will acquire the Common Stock of CBI to be issued hereunder for his/her own respective account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he/she will not at any time make any offer, sale, transfer, pledge, or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933 (as amended) and under any applicable state securities laws or an opinion of counsel for CBI to the effect that the proposed transaction will be exempt from such registration. The optionee agrees that, as a condition precedent to CBI obligation to permit the exercise of this option, the optionee shall execute such instruments, representations, acknowledgments, and agreements as CBI may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation, or law.

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

          B. The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (as amended) or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged, or otherwise disposed of without an effective registration statement under the Securities Act of 1933 (as amended) and under any applicable state securities laws or an opinion of counsel for the Corporation that the proposed transaction will be exempt from such registration."

     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933 (as amended) and under any applicable state laws or upon receipt of any opinion of counsel for CBI that said registration is no longer required.

     The sole purpose of the agreements, warranties, representations, and legend set forth in the two preceding paragraphs is to prevent violations of the Securities Act of 1933 (as amended) and any applicable state securities laws.

CONFLICTING TERMS
-----------------

     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between CBI and you with respect to the subject matter hereof and no amendment, supplement, or waiver of this option, in whole or in part, shall be binding upon CBI unless in writing and signed by the President and Chief Executive Officer of CBI This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed solely in the Commonwealth of Pennsylvania.



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NO RIGHT TO CONTINUED EMPLOYMENT
--------------------------------

     Nothing in this Agreement shall confer upon the optionee any right to continue in the employ of CBI or any of its subsidiaries, or limit in any respect the right of CBI or any such subsidiary to terminate optionee's employment at any time.

Please sign the copy of this option and return it to CBI's Secretary, thereby indicating your understanding and agreement with its terms and conditions.

ATTEST:                                        COMMUNITY BANKS, INC.

                                 By:
-------------------------------    ---------------------------------------------



I hereby acknowledge receipt of a copy of the foregoing Stock Option and, having read it, hereby signify my understanding of and my agreement with its terms and conditions.


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Witness                                           (Signature)

---------------------------
(Date)







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